Exhibit 25



                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                     FORM T-1
                             STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                     CORPORATION DESIGNATED TO ACT AS TRUSTEE


                       CHECK IF AN APPLICATION TO DETERMINE
                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)           |__|


                             ______________________


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)



New York                                               13-5160382
(State of incorporation                                (I.R.S.
employer
if not a U.S. national bank)
identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)


                         ___________________


                            GTE SOUTH INCORPORATED
               (Exact name of obligor as specified in its charter)


Virginia                                               56-0656680
(State or other jurisdiction of                        (I.R.S
employer
incorporation or organization)
identification no.)


600 Hidden Ridge
Irving, Texas                                          75038
(Address of principal executive offices)               (Zip code)

                         ___________________


                                    Debentures
                        (Title of the indenture securities)


_________________________________________________________________
_____________
                                 -2-



1. General information. Furnish the following information as to the Trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

_________________________________________________________________
________

                  Name
   Address

_________________________________________________________________
________

   Superintendent of Banks of the State of      2 Rector Street,
   New York,
   New York                                     N.Y.  10006, and
   Albany, N.Y.
                                                 12203

   Federal Reserve Bank of New York             33 Liberty
   Plaza, New York,
                                                 N.Y.  10045

   Federal Deposit Insurance Corporation        Washington, D.C.
   20429

   New York Clearing House Association          New York, New
   York

   (b) Whether it is authorized to exercise corporate trust powers.

       Yes.

2.  Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   None.  (See Note on page 3.)

16.List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4.  A copy of the existing By-laws of the Trustee.
      (Exhibit 4 to Form T-1 filed with Registration Statement
      No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to
Item 2, the answer to said Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                              SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of December, 1995.


                                          THE BANK OF NEW YORK



                                          By:    /S/ LLOYD A.
MCKENZIE
                                              Name:  LLOYD A.
MCKENZIE
                                              Title: ASSISTANT
VICE PRESIDENT

                        EXHIBIT 7 TO FORM T-1


                  Consolidated Report of Condition

                                 of

                        THE BANK OF NEW YORK


                of 48 Wall Street, New York, N.Y. 10286
                And Foreign and Domestic Subsidiaries
a member of the Federal Reserve System at the close of business
September 30, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                  Dollar Amounts
Statement of Resources and Liabilities                       in
Thousands

                               ASSETS

          Cash and balances due from depos-
            itory institutions:
            Noninterest-bearing balances and
            currency and coin ..................             $
1,736,715
            Interest-bearing balances ..........
891,776
          Securities:
            Held-to-maturity securities ........
1,326,964
            Available-for-sale securities ......
1,690,688
          Federal funds sold in domestic
            offices of the bank ................
3,304,789
          Loans and lease financing
            receivables:
            Loans and leases, net of unearned
              income ...........................27,623,140
            LESS: Allowance for loan and
              lease losses .....................   528,419
              Loans and leases, net of unearned
              income and allowance
27,094,721
          Assets held in trading accounts ......
1,002,518
          Premises and fixed assets (including
            capitalized leases) ................
609,515
          Other real estate owned ..............
72,559
          Investments in unconsolidated
            subsidiaries and associated
            companies ..........................
211,296
          Customers' liability to this bank on
            acceptances outstanding ............
894,050
          Intangible assets ....................
103,081
          Other assets .........................
1,193,026
          Total assets .........................
$40,131,698

                                 -6-
                             LIABILITIES
          Deposits:
            In domestic offices ................
$18,120,409
            Noninterest-bearing ................6,529,790
            Interest-bearing ..................11,590,619
            In foreign offices, Edge and
            Agreement subsidiaries, and IBFs ...
10,327,057
            Noninterest-bearing ................   58,060
            Interest-bearing ..................10,268,997
          Federal funds purchased and secu-
            rities sold under agreements to re-
            purchase in domestic offices of
            the bank and of its Edge and
            Agreement subsidiaries, and in
            IBFs:
            Federal funds purchased ............
2,479,694
            Securities sold under agreements
              to repurchase ....................
27,450
          Demand notes issued to the U.S.
            Treasury ...........................
197,998
          Trading liabilities ..................
631,973
          Other borrowed money:
            With original maturity of one year
              or less ..........................
1,339,183
            With original maturity of more than
              one year .........................
120,863
          Bank's liability on acceptances exe-
            cuted and outstanding ..............
899,417
          Subordinated notes and debentures ....
1,053,860
          Other liabilities ....................
1,554,647
          Total liabilities ....................
36,752,551

          EQUITY CAPITAL
          Common stock ........................
942,284
          Surplus .............................
525,666
          Undivided profits and capital
            reserves ..........................
1,911,248
          Net unrealized holding gains
            (losses) on available-for-sale
            securities ........................
4,994
          Cumulative foreign currency transla-
            tion adjustments ..................              (
5,045)
          Total equity capital ................
3,379,147
          Total liabilities and equity
            capital ...........................
$40,131,698

I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Robert E.
Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

             J. Carter Bacot
             Thomas A. Renyi           Directors
             Alan R. Griffith
S:S-3:64